UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 05, 2006
                                                  (February 1, 2006)

                           NewMarket Technology Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Nevada                       00-27917                 65-0729900
-------------------------     ------------------------  ------------------------
(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (972) 386-3372
           ----------------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)

Copies to:
                              Andrea Cataneo, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective February 1, 2006, Philip J. Rauch was appointed as Chief Financial Officer of NewMarket Technologies, Inc. (the "Company") by the Board of Directors of the Company. Philip Verges, the Chief Executive Officer of the Company resigned as Chief Financial Officer of the Company in connection with Mr. Rauch's appointment.

     Prior to joining the Company, since February 2004, Mr. Rauch was Chief Operating and Financial Officer Of Defense Technology Systems, Inc., a Homeland Security concern and a Director since June 2004. Prior thereto, and since 1997, Mr. Rauch was associated with AboveNet, Inc. (formerly Metromedia Fiber Network, Inc.), a telecommunications infrastructure and IP service provider, as Vice President, Business Operations, and since 2001 as Controller. From 1993 to 1997, Mr. Rauch was Vice President, Chief Financial Officer, of Columbus Construction, a heavy construction company with several plant facilities. From 1989 to 1993, he was Vice President and Chief Financial Officer of F. Garofalo Electric Co., an engineering and construction company.

     Mr. Rauch earned a Bachelor of Science in Economics degree with honors from the University of Pennsylvania Wharton School of Business, with a concentration in finance and accounting. He also earned a certificate in Construction Management from the Institute of Design and Construction in New York. Mr. Rauch is a member of the American Management Association and the Construction Financial Management Association.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NEWMARKET TECHNOLOGIES, INC.



Dated: February 3, 2006                 By: /s/Philip Verges
                                            --------------------------
                                      Name: Philip Verges
                                     Title: Chief Executive Officer